SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 18, 2005

                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)

        Delaware                    001-11001                     06-0619596
(State or other jurisdiction       (Commission                (I.R.S. Employer
of incorporation)                  File Number)              Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut 06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
                         (Registrant's Telephone Number,
                              Including Area Code)

                              No Change Since Last
                              --------------------
                    Report (Former name or former address, if
                           changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
          --------------------------------------------------------------------
          Appointment of Principal Officers
          ---------------------------------

          (b) Scott N. Schneider, Director, resigned from the Company's Board of Directors, effective October 18, 2005.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY
                                  (Registrant)



                            By: /s/ Robert J. Larson
                                ---------------------------
                                Robert J. Larson
                                Senior Vice President and
                                Chief Accounting Officer


Date:  October 24, 2005